Exhibit 13.2

Certification by the Chief Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Highest Performances Holdings Inc. (the “Company”) on Form 20-F for the year ended June 30, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Yang Yuanfen, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledg

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 15, 2024

By:	/s/ Yang Yuanfen
Name:	Yang Yuanfen
Title:	Chief Financial Officer